Commitments and Contingencies	12 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
Commitments and Contingencies
8.	Commitments and Contingencies

(a)  Various claims, suits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any claims or contingent liabilities, which should be disclosed, or for which a provision should be established and has not in the accompanying consolidated financial statements.

The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying consolidated financial statements.

The Company’s vessels are covered for pollution in the amount of $1 billion per vessel per incident, by the protection and indemnity association (“P&I Association”) in which the Company’s vessels are entered. The Company’s vessels are subject to calls payable to their P&I Association and may be subject to supplemental calls which are based on estimates of premium income and anticipated and paid claims. Such estimates are adjusted each year by the Board of Directors of the P&I Association until the closing of the relevant policy year, which generally occurs within three years from the end of the policy year.  Supplemental calls, if any, are expensed when they are announced and according to the period they relate to. The Company is not aware of any supplemental calls outstanding in respect of any policy year.

(b)  As of December 31, 2023, part of the Company’s fleet was operating under time-charters. The minimum contractual annual charter revenues, net of related commissions to third parties (including related parties), to be generated from the existing as of December 31, 2023, non-cancelable time charter contract are estimated at $39,506 until December 31, 2024, and at $11,788 until December 31, 2025.

(c)  The Company has entered into three shipbuilding contracts for the construction of three product/crude oil tankers of approximately 114,000 dwt each (Note 5). As of December 31, 2023, the remaining aggregate installments under the contracts for the construction of Hulls H1515, H1596 and H1597, amount to $183,453, out of which $19,454 have been paid with respect to Hulls H1596 and H1597 subsequent to the balance sheet date (Note 14).

(d)  The Company, its Chief Executive Officer, Chairperson of the Board, five former directors of the Company, and two entities affiliated with the Company’s Chief Executive Officer and Chairperson of the Board were named as defendants in a lawsuit (“the Sphinx lawsuit”) commenced on October 27, 2023 in New York State Supreme Court, County of New York, by the attorneys of a current shareholder of the Company, Sphinx Investment Corp., the plaintiff. The complaint alleges, among other things, violations of fiduciary duties by the named defendants in connection with an exchange offer commenced by the Company in December 2021 (Note 9).  The plaintiff purports to seek, among other things, a declaration that the Series C Preferred Shares held by the defendants are void and not entitled to vote; an order cancelling such Series C Preferred Shares, or, in the alternative, an order requiring the Company to issue additional Series C Preferred Shares to non-defendant common stockholders to put them in the same economic, voting, governance and other position as they would have been in had the Series C Preferred Shares issued to the defendants been cancelled; and unspecified damages in an amount, if any, to be proven at trial. On January 29, 2024, the defendants filed motions to dismiss the lawsuit. Briefing on that motion is currently scheduled to conclude on April 4, 2024 (Note 14). The Company, although it cannot predict its outcome, believes that the lawsuit is without merit and will vigorously defend against the lawsuit.

(e)  The Company rents its office spaces in Greece under various lease agreements with unaffiliated parties. The durations of these agreements vary from a few months to 3 years and certain of these contracts, and as of December 31, 2023, the weighted-average remaining lease term for all lease agreements is 1.47 years. The contracts also bear the option for the Company to extend the lease terms for further periods. Under ASC 842, the Company, as a lessee, has classified these contracts as operating leases and accordingly, a lease liability of $99 and $163, respectively, and an equal right-of-use asset based on the present value of future minimum lease payments for the fixed periods of each contract have been recognized on the December 31, 2023 and 2022 balance sheets. The weighted average discount rate used for the calculation of the present value of future lease payments was 7.52%. The monthly rent cost under the existing as of December 31, 2023 lease agreements are $8 (based on the exchange rate of Euro/US Dollar $1.093 as of December 31, 2023). Rent costs have been reduced for the Company during 2021 as a result of COVID 19-relief measures applied by the Greek government, as the lessor was partially reimbursed for these rent payments by the state. Accordingly, rent expenses for 2023, 2022 and 2021, amounted to $89, $87 and $47, respectively, and are included in General and administrative expenses in the accompanying consolidated financial statements. The Company assessed in 2021 that the rent concession qualifies for the election and elected to not evaluate whether a concession provided due to COVID-19 is a lease modification under ASC 842.  The Company has assessed the right of use asset recognized for office leases for impairment and concluded that no impairment charge should be recorded as December 31, 2023 and 2022 as no impairment indicators existed.

The following table sets forth the Company’s undiscounted office rental obligations as at December 31, 2023:

Amount
Year 1	$78
Year 2	40
Total	$118
Less imputed interest	(19)
Present value of lease liabilities	$99

Lease liabilities, current	66
Lease liabilities, non- current	33
Present value of lease liabilities	$99